EXHIBIT 10.4


                        CONSULTING AGREEMENT AMENDMENT
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        THIS CONSULTING AGREEMENT AMENDMENT made effective as of August 1,
1998 by and between Hills Department Store Company and Hills Stores Company, Delaware corporations having their principal office at 15 Dan Road, Canton, Massachusetts (the "Company") and Chaim Y. Edelstein, with an office address of 1040 Park Avenue 12E, New York, NY 10028, (the "Consultant").

        WHEREAS, the Company and the Consultant currently have an agreement dated February 8, 1998, (the "Consulting Agreement") whereby the Company has engaged the Consultant and the Consultant has agreed to provide professional services and advice to the Company on its merchandise, marketing and strategic planning efforts; and

        WHEREAS, the Company and the Consultant desire to amend the Consulting Agreement to expand the duties and responsibilities of the Consultant and to compensate him accordingly.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Company and the Consultant hereby agree, effective August 1, 1998, to amend the Consulting Agreement as follows:

        1. In exchange for the expanded duties and responsibilities to be performed by Consultant, the Annual Consulting Fee provision of Schedule A to the Consulting Agreement will now read:

                        Annual Consulting Fee:  $400,000 - payable in equal
                                                monthly installments of
                                                $33,333.33 on the first day of
                                                each month commencing August 1,
                                                1998.

        2. SECTION 7. TERMINATION BY CONSULTANT is hereby modified by adding the following language:

                7(c)    In the event of the occurrence of an event covered by
                        Section 7(a)(iii) or (iv) on or before June 30, 1999, Consultant shall be entitled to receive a lump sum payment of a full year's consulting fee ($400,000) payable on the date such event is consummated.

        IN WITNESS WHEREOF, the parties have executed this Agreement on August 25, 1998.

                                        /s/ Chaim Y. Edelstein
                                        ------------------------------
                                        Chaim Y. Edelstein


                                        HILLS DEPARTMENT STORE COMPANY
                                        HILLS STORES COMPANY

                                        /s/ Gregory K. Raven
                                        ------------------------------
                                        President & CEO